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                                  Exhibit 99.3

     Series 1998-2 Monthly Certificateholders' Statement for the month of
                                September 1998



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
                                                                                                                   Series 1998-2
                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks Incorporated
  (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is
required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
                                 The information with respect to Series 1998-2 is set forth below:

     Date of the Certificate                                                                    October 10, 1998
     Monthly Period ending:                                                                   September 30, 1998
     Determination Date                                                                         October 10, 1998
     Distribution Date                                                                          October 15, 1998

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                                                              General
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 201 Amortization Period                                                                                     No               201
 202 Early Amortization Period                                                                               No               202
 203 Class A Investor Amount paid in full                                                                    No               203
 204 Class B Investor Amount paid in full                                                                    No               204
 205 Collateral Indebtedness Amount paid in full                                                             No               205
 206 Saks Incorporated is the Servicer                                                                       Yes              206
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                                                          Investor Amount
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                                                                            as of the                   as of the end of
                                                                           end of prior                   the relevant
                                                                         Monthly  Period                 Monthly Period
                                                                    --------------------------        -----------------------
 207 Series 1998-2 Investor Amount                                   $         261,500,000     207(a)  $      261,500,000     207(b)
 208    Class A Investor Amount                                      $         200,000,000     208(a)  $      200,000,000     208(b)
 209    Class B Investor Amount                                      $          21,500,000     209(a)  $       21,500,000     209(b)
 210    Collateral Indebtedness Amount                               $          24,000,000     210(a)  $       24,000,000     210(b)
 211    Class D Investor Amount                                      $          16,000,000     211(a)  $       16,000,000     211(b)

 212 Series 1998-2 Adjusted Investor Amount                          $         261,500,000     212(a)  $      261,500,000     212(b)
 213    Class A Adjusted Investor Amount                             $         200,000,000     213(a)  $      200,000,000     213(b)
 214       Principal Account Balance                                 $                  --     214(a)  $              --      214(b)
 215    Class B Adjusted Investor Amount                             $          21,500,000     215(a)  $       21,500,000     215(b)

 216    Class A Certificate Rate                                                                                 6.00%        216
 217    Class B Certificate Rate                                                                                 6.15%        217
 218    Collateral Indebtedness Interest Rate                                                                   6.33984%      218
 219    Class D Certificate Rate                                                                                6.58984%      219
 220 Weighted average interest rate for Series 1998-2                                                             6.08%       220

                                                                                                        as of the end of
                                                                          as of the end of prior          the relevant
                                                                             Monthly Period              Monthly Period
                                                                            -------------------       ---------------------
 221 Series 1998-2 Investor Percentage with respect to Finance Charge
     Receivables                                                                39.39%         221(a)          39.09%         221(b)
 222    Class A                                                                 30.13%         222(a)          29.90%         222(b)
 223    Class B                                                                  3.24%         223(a)           3.21%         223(b)
 224    Collateral Indebtedness Amount                                           3.62%         224(a)           3.59%         224(b)
 225    Class D                                                                  2.41%         225(a)           2.39%         225(b)

 226 Series 1998-2 Investor Percentage with respect to Principal Receivables    39.39%         226(a)          39.09%         226(b)
 227    Class A                                                                 30.13%         227(a)          29.90%         227(b)
 228    Class B                                                                  3.24%         228(a)           3.21%         228(b)
 229    Collateral Indebtedness Amount                                           3.62%         229(a)           3.59%         229(b)
 230    Class D                                                                  2.41%         230(a)           2.39%         230(b)

 231 Series 1998-2 Investor Percentage with respect to Allocable Amounts       39.39%          231(a)          39.09%         231(b)
 232    Class A                                                                30.13%          232(a)          29.90%         232(b)
 233    Class B                                                                 3.24%          233(a)           3.21%         233(b)
 234    Collateral Indebtedness Amount                                          3.62%          234(a)           3.59%         234(b)
 235    Class D                                                                 2.41%          235(a)           2.39%         235(b)

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                                               Series 1998-2 Investor Distributions
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236 The sum of the daily allocations of collections of Principal Receivables for the
     relevant Monthly Period                                                                             $        --          236

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                                                                                                                       Series 1998-2
 237    Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                                $           --   237
 238    Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                                $           --   238
 239    Collateral Indebtedness Amount distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                                      $           --   239
 240    Class D distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                                $           --   240
 241    Class A distribution attributable to interest per $1,000 of original principal amount                 $         5.00   241
 242    Class B distribution attributable to interest per $1,000 of original principal amount                 $         5.13   242
 243    Collateral Indebtedness Amount distribution attributable to interest per
     $1,000 of original principal amount                                                                      $         5.28   243
 244    Class D distribution attributable to interest per $1,000 of original principal amount                 $           --   244
 245 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                                             $         1.67   245

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                                              Collections Allocated to Series 1998-2
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 246 Series allocation of collections of Principal Receivables                                                $    45,615,111  246
 247    Class A                                                                                               $    34,887,274  247
 248    Class B                                                                                               $     3,750,382  248
 249    Collateral Indebtedness Amount                                                                        $     4,186,473  249
 250    Class D                                                                                               $     2,790,982  250

 251 Series allocation of collections of Finance Charge Receivables                                           $     5,184,258  251
 252    Class A                                                                                               $     3,965,016  252
 253    Class B                                                                                               $       426,239  253
 254    Collateral Indebtedness Amount                                                                        $       475,802  254
 255    Class D                                                                                               $       317,201  255

     Available Funds
     ---------------
 256    Class A Available Funds                                                                               $     3,965,016  256
 257       The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                                                  $            --  257
 258       Principal Investment Proceeds to be included in Class A Available Funds                            $            --  258
 259       The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                                        $            --  259
 260    Class B Available Funds                                                                               $       426,239  260
 261       The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                                  $            --  261
 262       Principal Investment Proceeds to be included in Class B Available Funds                            $            --  262
 263       The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B Available funds                                                        $            --  263
 264 Collateral Available Funds                                                                               $       475,802  264
 265 Class D Available Funds                                                                                  $       317,201  265

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                                                    Application of Collections
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     Class A
     -------
 266 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution Date                                                                                        $     1,000,000  266
 267 If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                                          $            --  267
 268 Class A Allocable Amount                                                                                 $       708,405  268
 269 An amount to be included in the Excess Spread                                                            $     2,256,610  269
     Class B
     -------
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                                                                                                                     Series 1998-2
270 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest
    amounts that were due but not paid on a prior Distribution date                                        $     110,188     270
271 If Saks Incorporated is no longer the Servicer, an amount equal to
    Class B Servicing fee for the related Distribution Date                                                $           -     271
272 An amount to be included in the Excess Spread                                                          $     316,052     272

    Collateral
    ----------
273 If Saks Incorporated is no longer the Servicer, an amount equal to
    Collateral Servicing fee for the related Distribution Date                                             $           -     273
274 An amount to be included in the Excess Spread                                                          $     475,802     274

    Class D
    -------
275 If Saks Incorporated is no longer the Servicer, an amount equal to
    Class D Servicing fee for the related Distribution Date                                                $           -     275
276 An amount to be included in the Excess Spread                                                          $     317,201     276
277 Available Excess Spread                                                                                $   3,365,665     277
278 Available Shared Excess Finance Charge Collections                                                     $           -     278
279 Total Cash Flow available for 1998-2 waterfall                                                         $   3,365,665     279
280 Class A Required Amount is to be used to fund any deficiency in line266,
    line267 and line268                                                                                    $           -     280
281 The aggregate amount of Class A Investor Charge Offs which have not been
    previously reimbursed                                                                                  $           -     281
282 Class B Required Amount to the extent attributable to line270, and line271                             $           -     282
283 Class B Allocable Amount                                                                               $      76,154     283
284 Any remaining portion of the Class B Required Amount                                                   $           -     284
285 An amount equal to any unreimbursed reductions of the Class B Investor
    Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
    Principal Collections; (iii) reallocations of the Class B Investor Amount to
    the Class A Investor Amount                                                                            $           -     285
286 Collateral Monthly Interest for the related Distribution Date plus Collateral
    Monthly Interest previously due but not paid to the Collateral Indebtedness
    Holder plus Collateral Additional Interest                                                             $     126,797     286
287 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
    Fee due for the relevant Monthly Period and not paid above                                             $     409,167     287
288 Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
    Fee due but not distributed to the Servicer for prior Monthly Periods                                  $           -     288
289 Collateral Allocable Amount                                                                            $      85,009     289
290 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
    (iii) reallocations of the CIA to the Class A or Class B Investor Amount                               $           -     290
291 The excess, if any, of the Required Cash Collateral Amount over the
    Available Collateral Amount                                                                            $           -     291
292 An amount equal to Class D Monthly Interest due but not paid to the Class D
    Certificateholders plus Class D Additional Interest                                                    $      87,865     292
293 Class D Servicing Fee due for the relevant Monthly Period and not paid above                           $      26,667     293
294 Class D Servicing Fee due but not distributed to the Servicer for prior
    Monthly Periods                                                                                        $           -     294
295 Class D Allocable Amount                                                                               $      56,672     295
296 Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
    (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
    (iii) reallocations of the Class D Investor Amount to the Class A or Class B
    Investor Amount or CIA                                                                                 $           -     296
297 Aggregate amount of any other amounts due to the Collateral Indebtedness
    Holder pursuant to the Loan Agreement                                                                  $           -     297
298 Excess, if any, of the Required Reserve Account Amount over the amount on
    deposit in the Reserve Account                                                                         $           -     298
299 Shared Excess Finance Charge Collections                                                               $   2,497,336     299

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                                                Determination of Monthly Principal
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300 Class A Monthly Principal (the least of line#301, line#302 and line#208)                               $           -     300
301  Available Principal Collections held in the Collection Account                                        $  45,615,111     301
302  Class A Accumulation Amount                                                                           $           -     302
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                                                                                                                       Series 1998-2
303 Class B Monthly Principal (the least of line#304, line#305 and line#209)
    (distributable only after payout of Class A)                                                      $           -     303
304   Available Principal Collections held in the Collection Account less
    portion of such Collections applied to Class A Monthly Principal                                  $  45,615,111     304
305   Class B Accumulation Amount                                                                     $           -     305

306 Collateral Monthly Principal (prior to payout of Class B) (the least of
    line#307 and line#308)                                                                            $           -     306
307   Available Principal Collections held in the Collection Account less
    portion of such Collections applied to Class A and Class B Monthly Principal                      $  45,615,111     307
308   Enhancement Surplus                                                                             $           -     308

309 Class D Monthly Principal                                                                         $           -     309
310   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
    Monthly Principal                                                                                 $  45,615,111     310

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                                                   Available Enhancement Amount
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311 Available Enhancement Amount                                                                      $  40,000,000     311
312   Amount on Deposit in the Cash Collateral Account                                                $           -     312

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                                                 Reallocated Principal Collections
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313 Reallocated Principal Collections                                                                 $           -     313
314   Class D Principal Collections (to the extent needed to fund Required
     Amounts)                                                                                         $           -     314
315   Collateral Principal Collections (to the extent needed to fund Required
    Amounts)                                                                                          $           -     315
316   Class B Principal Collections (to the extent needed to fund Required
    Amounts)                                                                                          $           -     316

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                   Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                                   %                      Amount
                                                                               ----------             -------------
317 Series 1998-2 Default Amount                                                 39.39%     317(a)    $     926,240     317(b)
318 Class A Investor Default Amount                                              30.13%     318(a)    $     708,405     318(b)
319 Class B Investor Default Amount                                               3.24%     319(a)    $      76,154     319(b)
320 Collateral Default Amount                                                     3.62%     320(a)    $      85,009     320(b)
321 Class D Investor Default Amount                                               2.41%     321(a)    $      56,672     321(b)

322 Series 1998-2 Adjustment Amount                                                                   $           -     322
323 Class A Adjustment Amount                                                                         $           -     323
324 Class B Adjustment Amount                                                                         $           -     324
325 Collateral Adjustment Amount                                                                      $           -     325
326 Class D Adjustment Amount                                                                         $           -     326

327 Series 1998-2 Allocable Amount                                                                    $     926,240     327
328   Class A Allocable Amount                                                                        $     708,405     328
329   Class B Allocable Amount                                                                        $      76,154     329
330   Collateral Allocable Amount                                                                     $      85,009     330
331   Class D Allocable Amount                                                                        $      56,672     331
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                                          Required Amounts
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332 Class A Required Amount                                                                           $           -     332
333   Class A Monthly Interest for current Distribution Date                                          $   1,000,000     333
334   Class A Monthly Interest previously due but not paid                                            $           -     334
335   Class A Additional Interest for prior Monthly Period or previously
    due but not paid                                                                                  $           -     335
336   Class A Allocable Amount for current Distribution Date                                          $           -     336
337   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $           -     337

338 Class B Required Amount                                                                           $           -     338
339   Class B Monthly Interest for current Distribution Date                                          $     110,188     339
340   Class B Monthly Interest previously due but not paid                                            $           -     340
341   Class B Additional Interest for prior Monthly Period or previously
    due but not paid                                                                                  $           -     341
342   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $           -     342
343   Excess of Class B Allocable Amount over funds available to make payments                        $           -     343

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                                                                                                                       Series 1998-2
344 Collateral Required Amount                                                                             $           -     344
345   Collateral Monthly Interest for current Distribution Date                                            $     126,797     345
346   Collateral Monthly Interest previously due but not paid                                              $           -     346
347   Collateral Additional Interest for prior Monthly Period or
    previously due but not paid                                                                            $           -     347
348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $           -     348
349   Excess of Collateral Allocable Amount over funds available to make payments                          $           -     349

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                                                   Reduction of Investor Amounts
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    Class A
    -------
350 Class A Investor Amount reduction                                                                      $           -     350
351   Class A Investor Charge Off                                                                          $           -     351
352   Reductions of the Class A Investor Amount                                                            $           -     352
    Class B
    -------
353 Class B Investor Amount reduction                                                                      $           -     353
354   Class B Investor Charge Off                                                                          $           -     354
355   Reductions of the Class B Investor Amount                                                            $           -     355
356   Reallocated Principal Collections applied to Class A                                                 $           -     356
    Collateral
    ----------
357 Collateral Indebtedness Amount reduction                                                               $           -     357
358   Collateral Indebtedness Amount Charge Off                                                            $           -     358
359   Reductions of the Collateral Indebtedness Amount                                                     $           -     359
360   Reallocated Principal Collections applied to Class B                                                 $           -     360
    Class D
    -------
361 Class D Investor Amount reduction                                                                      $           -     361
362   Class D Investor Charge Off                                                                          $           -     362
363   Reductions of the Class D Investor Amount                                                            $           -     363
364   Reallocated Principal Collections applied to Collateral
    Indebtedness Amount                                                                                    $           -     364

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                                                           Servicing Fee
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365 Series 1998-2 Servicing Fee                                                                            $     435,833     365
366   Class A Servicing Fee                                                                                $     333,333     366
367   Class B Servicing Fee                                                                                $      35,833     367
368   Collateral Servicing Fee                                                                             $      40,000     368
369   Class D Servicing Fee                                                                                $      26,667     369

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                                                          Reserve Account
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370 Required Reserve Account Amount (if applicable)                                                               N/A        370
371 Reserve Account Reinvestment Rate (if applicable)                                                             N/A        371
372 Reserve Account balance                                                                                $           -     372

373 Accumulation Period Length                                                                                12 months      373

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    October, 1998.

    Saks Incorporated,
     as Servicer

    By   /s/ James S. Scully
      --------------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer
                                                                                                                         Page 5 of 5

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